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                      MONTGOMERY WARD & CO., INCORPORATED
                                Second Amendment
                                     to the
                      Montgomery Ward & Co., Incorporated
                            Retirement Security Plan

                            Dated:  October 31, 1996

    WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Retirement Security Plan ("Plan"); and

    WHEREAS, pursuant to Section 17.1 POWER TO AMEND, the Benefit Plans Committee ("Committee") has reserved the power to amend the Plan under certain circumstances; and

    WHEREAS, the Committee desires to amend the Plan.

    NOW, THEREFORE, the Plan is amended effective January 1, 1996, in the following manner:

    1. Section 2.13 "Credited Service" is amended by deleting the third and fourth sentences thereof, and inserting the following in lieu thereof:

    "Effective January 1, 1989, Credited Service shall include any period of disability leave of absence provided that the Associate was a Participant immediately prior to such leave or became eligible while on such leave and further provided that (i) the Participant is receiving long-term disability benefits from a plan sponsored by the Company, or a Disability Retirement Benefit from this Plan and (ii) the number of years of Credited Service credited pursuant to this Section 2.13 does not exceed the number of years of Credited Service prior to the disability. Effective January 1, 1994, credit under the Plan for the period of disability leave of absence during which the Participant is receiving long-term disability benefits from a plan sponsored by the Company shall be limited to (i) the duration of the disability leave of absence; (ii) the period prior to the Participant's Normal Retirement Date; (iii) one year if the Participant has less than ten years of continuous service; or (iv) two years if the Participant has ten or more years of continuous service prior to such disability leave of absence, whichever is less."

    In addition, Section 2.13 "Credited Service" is amended by adding the following as the last paragraph thereof:

    "For purposes of determining the Associate's eligibility under the Plan under Article IV ELIGIBILITY, for purposes of determining the Associate's eligibility for a Retirement Benefit under Article X ELIGIBILITY FOR RETIREMENT BENEFIT or for purposes of determining both the Associate's eligibility under the Plan and eligibility for a Retirement Benefit, Credited Service shall include any service an Associate was credited with as an employee of any organization which operated any trade or business, or any separate unit of a trade or business substantially acquired by the Company, but only to the extent so provided by appropriate action of the Committee."

    2. Sections 2.14(1), 2.14(2) and 2.14(3) are added to the Plan immediately following Section 2.14 as follows:

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         "2.14(1)  'Disability Participant' means each Associate or former
    Associate who is entitled to receive Disability Retirement Benefit payments hereunder in accordance with an election made pursuant to Section 5.1 hereof.

         2.14(2)   'Disability Plan' means the Montgomery Ward & Co.,
    Incorporated Long-Term Disability Plan, as amended (except as otherwise stated herein), through the date of the Disability Participant's election to receive a Disability Retirement Benefit under this Plan pursuant to
    Section 5.1 hereof.

         2.14(3)   'Disability Retirement Benefit' means a Disability
    Participant's monthly annuity benefit determined in accordance with Section 9.3(1)(a) and (b) hereof upon the Disability Participant's election pursuant to Section 5.1 hereof and payable in accordance with Section 11.8 hereof."

    3. Section 2.55 is hereby amended by adding the following to the end thereof:

    "For purposes of determining Years of Service under ARTICLE IV ELIGIBILITY and under Section 2.51 regarding vesting of benefits, each Participant who was employed by Amoco Oil Company or its affiliates on December 31, 1995 and who became an Associate of Montgomery Ward Life Insurance Company, also known as "Signature", on January 1, 1996 in connection with the Stock Purchase Agreement by and between Amoco Oil Company, Amoco Oil Holding Company, Montgomery Ward & Co., Incorporated and Signature Financial/Marketing, Inc., dated December 29, 1995 shall have all years of service with Amoco Oil Company or its affiliates treated as Years of Service with the Company. Also, for purposes of determining Years of Service under ARTICLE IV ELIGIBILITY and under Section 2.51 regarding vesting of benefits, each Participant who was an employee of Emanacom Data Services, Inc. on July 16, 1996 and who became an Associate of Signature on July 16, 1996 shall have all years of service with Emanacom Data Services, Inc. treated as Years of Service with the Company."

    4. ARTICLE IV ELIGIBILITY is hereby amended by adding the following to the end thereof:

    "Each Associate or former Associate who became 'Totally Disabled' (as such term was defined by the Disability Plan as in effect at such time) on or before October 1, 1990; is entitled to receive the full Disability Benefit (as that term is defined in the Disability Plan); and elects to receive a Disability Retirement Benefit under this Plan shall be eligible to participate in this Plan as a Disability Participant. Notwithstanding the foregoing, each participant in the Amoco Employee Savings Plan ("Amoco Plan") on December 31, 1995 and each participant in the Amoco Oil Company Retirement Plan ("Amoco Oil Plan") on December 31, 1995 who became an Associate of Signature on January 1, 1996 (or, with respect to a participant in the Amoco Plan or the Amoco Oil Plan on December 31, 1995 who on January 1, 1996 was on medical, military, personal, educational or family leave status from Amoco Oil Company or its affiliates, who became an Associate of Signature on any date prior to January 1, 1997), shall become a Participant in the Plan as of the first day of the first month following the date he becomes an Associate of Signature even if such Associate shall have had less than one Year of Service, in which case such Associate shall be granted one Year of Service credit


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    for purposes of eligibility and shall be deemed to be age 21 for eligibility purposes, unless such Associate is a Highly Compensated Associate. Notwithstanding the foregoing, each employee of Emanacom Data Services, Inc. on July 16, 1996 who became an Associate of Signature on July 16, 1996 shall become a Participant in the Plan as of the first day of the first month following July 16, 1996."

    5. Section 5.1 ENROLLMENT is amended by adding the following at the end thereof:

    "Each Associate or former Associate who is eligible to become a Disability Participant under the Plan and elects to receive a Disability Retirement Benefit shall become a Disability Participant on a date determined by the Administrative Director, but no later than ninety (90) days following the Associate's or former Associate's submission of an election, in such form as may be prescribed by the Committee, to receive a Disability Retirement Benefit under this Plan."

    6.   Article VIII RETIREMENT DATES is amended by adding the following
Section 8.4 at the end thereof:

         "8.4 DISABILITY RETIREMENT DATE.   A Disability Participant's
    Disability Retirement Date shall be the date on which the Disability Participant became a Disability Participant pursuant to Section 5.1 hereof."

    7. The title of Article IX AMOUNT OF RETIREMENT BENEFIT is amended by inserting the phrase "OR DISABILITY RETIREMENT BENEFIT" at the end thereof.

    8. Article IX AMOUNT OF RETIREMENT BENEFIT OR DISABILITY RETIREMENT BENEFIT is amended by adding the following Section immediately following Section 9.3:

         "Section 9.3(1)     DISABILITY RETIREMENT BENEFIT PAYABLE AT
    DISABILITY RETIREMENT DATE.

         (a) A Disability Participant who makes an election to receive the Disability Retirement Benefit under this Plan shall receive a monthly annuity in an amount, determined as of the Disability Participant's Disability Retirement Date, equal to sixty percent (60%) of the Disability Participant's Covered Earnings (as defined by the Disability Plan as in effect on the Disability Participant's Retirement Date); provided that such amount shall not exceed SIX THOUSAND DOLLARS ($6,000) prior to reduction for any other benefits payable as described in Subsection (b) below.

         (b) The monthly amount of the Disability Retirement Benefit shall be reduced by the amount payable from the following sources determined as of the Disability Participant's Retirement:

              (i) Any applicable worker's compensation or occupational diseases law,

              (ii) the Social Security Act (including any portion attributable to dependents), and


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              (iii)  any state disability benefit law or no-fault insurance in lieu thereof;

    provided that the amount of any benefit referred to in clause (ii) above shall not be taken into account to the extent it is attributable to any cost-of-living increase two years or more after commencement of the benefits to the Disability Participant under the Disability Plan.
    Reduction shall be made whether or not a Disability Participant applied for and actually received any such other benefit to which he is or may be entitled. The amount of the benefits payable referred to in paragraphs
    (i), (ii) and (iii) of this Subsection and such reduction shall be determined by the Committee, in its sole discretion.

         (c) A Disability Participant who becomes a Disability Participant on or before November 1, 1996 shall be entitled to the lump sum benefit described in this Subsection. The amount of the lump sum benefit shall be equal to the present value, determined as of the Disability Participant's Disability Retirement Date, of the Disability Retirement Benefit payable to the Disability Participant under this Plan, multiplied by twelve and one-half percent (12 1/2%). For the purpose of determining the amount of the lump sum benefit under this Subsection, the present value of the Disability Participant's Disability Retirement Benefit shall be determined using the interest rate and mortality assumptions used under the Plan to determine Actuarial Equivalent and by assuming that the Disability Participant will continue to receive such monthly annuity benefit until the earlier of the Disability Participant's death or attainment of age sixty-five (65.)"

    9. Section 9.4 OFFSET OF RETIREMENT BENEFIT is amended for purposes of clarification by deleting the last sentence thereof and inserting the following in lieu thereof:

    "The Retirement Benefit payable to associates of Montgomery Ward Insurance Company shall be reduced by the current annuity rates of a legal reserve life insurance company chosen by the Committee of that portion of the annuity that could be purchased with the Transferred Contributions and their contributions prior to January 1, 1984 (or October 1, 1984 for certain associates) under the Savings and Profit Sharing Plan."

    10. Section 9.6 RETIREMENT BENEFIT PAYABLE UPON RETIREMENT FOLLOWING REEMPLOYMENT AFTER TERMINATION OF SERVICE is amended by adding the following words immediately after the words "(after applying the offset":

    "of the actuarial equivalent of any Retirement Benefit paid to the Participant."

    11. Section 10.4 LONG-TERM DISABILITY BENEFITS is amended by adding the following to the end thereof:

    "During any period that a Disability Retirement Benefit would otherwise be payable under this Plan, no Retirement Benefit will be payable under this Plan unless the Participant ceases to receive the Disability Retirement Benefit under this Plan."

    12.  Article XI METHODS OF PAYMENT is amended by adding the following
Section 11.8 to the end thereof:


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         "11.8     DISABILITY RETIREMENT BENEFIT.  A Participant's Disability
    Retirement Benefit shall only be paid in the form of a monthly annuity benefit the amount of which is determined in accordance with Section 9.3(1)(a) and (b) payable commencing with the Participant's Disability Retirement Date and ending on the first day of the month in which the Disability Participant attains age sixty-five, dies, begins to receive a Retirement Benefit under the terms of this Plan, whichever is the first to occur. The lump sum benefit, if any, to which a Disability Participant is entitled pursuant to Section 9.3(1)(c) shall be paid within a reasonable period of time following the month in which the Associate or former Associate first became a Disability Participant."

    13. The text of Section 11.5 WRITTEN EXPLANATION OF SURVIVOR BENEFIT is hereby deleted in its entirety and the following is inserted in lieu thereof:

         "(a) The Committee shall furnish or cause to be furnished to each married Participant explanations of the Qualified Joint and Survivor Benefit and Pre-Retirement Death Benefit in Section 12.1(a) under procedures developed by the Committee in accordance with the Code and Regulations. Specifically, with respect to the election to waive a Qualified Joint and Survivor Benefit, the Committee shall furnish or cause to be furnished to the Participant the written explanation of the Qualified Joint and Survivor Benefit, as described in Subsection (b) below. If the Participant, after having received the written explanation described in Subsection (b) below, affirmatively elects in writing to receive the Participant's Retirement Benefit in one of the optional forms described in
    Section 11.2 in lieu of a Qualified Joint and Survivor Benefit with the consent of the Participant's spouse, if necessary, such optional form of distribution may commence no less than seven (7) days after the written explanation described in Subsection (b) below is provided to the Participant. A Participant is permitted to revoke an affirmative distribution election up until the date payment of the Participant's Retirement Benefit commences, or, if later, at any time prior to the expiration of the seven (7) day period that begins the date after the explanation in Subsection (b) below is provided to the Participant.

         (b) Other than as described in Subsection (a) above, with regard to the election to waive a Qualified Joint and Survivor Benefit, the Committee shall furnish or cause to be furnished to the Participant no less than thirty (30) days and no more than ninety (90) days prior to the date payment of the Participant's Retirement Benefit commences written explanation of:

              (i) the terms and conditions of the Qualified Joint and Survivor Benefit;

              (ii) the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Benefit;

              (iii) the right of the Participant's spouse to consent to any election to waive the Qualified Joint and Survivor Benefit;

              (iv) the right of the Participant to revoke such election, and the effect of such revocation; and


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              (v)   the right of the Participant to consider whether to waive
         the Qualified Joint and Survivor Benefit for at least thirty (30) days prior to the date payment of the Participant's Retirement Benefit commences.

         (c) A married Participant may elect in writing to waive the Qualified Joint and Survivor Benefit. Such election must be consented to by the Participant's spouse. If the Participant elects a Ten Years Certain and Continuous Benefit, the election and the spouse's consent thereto must designate specific beneficiary(ies) including any class of beneficiaries or any alternate beneficiaries, and, with respect to a Qualified Joint and Survivor Benefit, the form of benefits that the designated beneficiary
    (ies) shall receive, which designations may not be changed without spousal consent unless the spouse expressly permits designations by the Participant, without any further spousal consent. Such spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by the Regulations. The election made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse at any time prior to the distribution of the Participant's Retirement Benefit. Any new election must comply with the requirements of this Subsection (c). A former spouse's waiver shall not be binding on a new spouse."

    14. In all other respects, the Plan, as amended, shall continue in full force and effect.


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